SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported)         December 10, 1999

Performance Technologies, Incorporated
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(Exact Name of Registrant as Specified in Charter)


        Delaware                           0-27460                  16-1158413
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(State or Other Jurisdiction        (Commission                 (IRS Employer
of Incorporation)                          File Number)     Identification No.)


          315 Science Parkway, Rochester, New York 14620
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(Address of Principal Executive Offices)                          (Zip Code)


Registrant's telephone number, including area code    (716) 256-0200

   N.A.
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(Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other

        On December 10, 1999, the Registrant, through its wholly-owned Canadian subsidiary, 3688283 Canada Inc. ("Sub"), acquired MicroLegend Telecom Systems Inc., a corporation existing under the laws of Canada ("MicroLegend"), by the acquisition of all of the outstanding shares of capital stock of MicroLegend (the "Acquisition"). The Acquisition was accomplished pursuant to that certain Share Acquisition Agreement, dated as of December 2, 1999, by and among the Registrant, Sub, MicroLegend, Thomas Blain and Reginald T. Cable (the principal shareholders of MicroLegend) and the transactions contemplated thereunder (collectively, the "MicroLegend Acquisition Agreements"). As a result of the Acquisition, Sub became the owner of 100% of the issued and outstanding shares of capital stock of MicroLegend in exchange for 2,165,732 exchangeable shares of Sub (the "Exchangeable Shares"), each of which is exchangeable for one share of the Registrant's Common Stock. As of the closing date, the shares of the Registrant's Common Stock to be delivered to former MicroLegend shareholders in exchange for the Exchangeable Shares were valued at approximately $43.6 million. MicroLegend became a wholly-owned subsidiary of Sub as a result of the Acquisition. The terms of the MicroLegend Acquisition Agreements were the result of arm's-length negotiations among the parties. The Acquisition will be accounted for as a "pooling of interests."

        A total of 2,165,732 shares of the Registrant's Common Stock will ultimately be issued to former MicroLegend shareholders in exchange for the acquisition by Sub of all of the issued and outstanding shares of MicroLegend capital stock. The Exchangeable Shares issued to the MicroLegend shareholders, and the shares of the Registrant's Common Stock ultimately to be issued to the MicroLegend shareholders, were and will be issued pursuant to an exemption from registration provided by Section 4(2) of the Securities Act of 1933, as amended.

        The Acquisition capitalizes on the expertise and unique capabilities of both organizations in the rapidly growing market for interconnecting public switched telephone networks and Internet Protocol (IP) networks. The Registrant is recognized as a premier supplier of wide area networking hardware and protocol software solutions used by telecom/datacom integrators and original equipment manufacturers worldwide. Additionally, its enterprise switching products provide non-stop LAN switching capabilities in mission-critical application environments demanding "round-the-clock" 24x7 operation.

        MicroLegend is a leading global SS7 internetworking provider focusing on major telecommunications carriers and "next-generation" service providers, selling its SS7 signaling gateways, which readily accommodate custom applications and new protocol variants. MicroLegend develops and markets innovative products for telecommunications signaling networks. It specializes in SS7 gateway products that resolve interworking problems between incompatible communications networks. MicroLegend provides signaling interoperability between ANSI SS7, ITU-T C7 and many national variants used in Japan, China, Brazil, Mexico and Europe. MicroLegend's customers include telecom equipment manufacturers such as Alcatel and Nortel Networks, wireless and wireline network operating companies such as Aerial Communications, Bell Canada and GTE, innovative IP based telecommunications solutions provider Simplified Telesys and next generation network operators. The Registrant intends to continue the various businesses of MicroLegend. MicroLegend's headquarters are located in Ottawa, Ontario, with an additional development facility in Raleigh, North Carolina.

   Item 7. Financial Statements , Pro Forma Financial Information and Exhibits

(a)      Financial Statements of Business Acquired

               Not Applicable

(b)      Pro Forma Financial Information

               Not Applicable

(c)      Exhibits:

(20.1) Press Release of the Registrant, dated December 2, 1999, announcing the Registrant's agreement to acquire MicroLegend.

(20.2) Press Release of the Registrant, dated December 13, 1999, announcing the completion of the Registrant's acquisition of MicroLegend.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                     Performance Technologies, Incorporated


December 10, 1999                    By:      /s/ Donald L. Turrell
                                     ------------------------------
                                                  Donald L. Turrell
                                     President and Chief Executive Officer


December 10, 1999                    By:      /s/ Dorrance W. Lamb
                                     --------------------------------
                                                  Dorrance W. Lamb
                                           Vice President of Finance

EXHIBIT INDEX

DESCRIPTION OF DOCUMENT

Exhibit Number


(20.1) Press Release of the Registrant, dated December 2, 1999, announcing the Registrant's agreement to acquire MicroLegend.

(20.2) Press Release of the Registrant, dated December 13, 1999, announcing the completion of the Registrant's acquisition of MicroLegend.


Exhibit 20.1 Press Release of the Registrant, dated December 2, 1999, announcing the Registrant's agreement to acquire MicroLegend


Performance Technologies to Acquire MicroLegend Telecom Systems



       Accelerates PTI's strategy to capitalize on explosive opportunities in the Internet driven telecommunications marketplace

ROCHESTER, New York -- December 2, 1999 -- Performance Technologies, Inc. (NASDAQ:PTIX) today announced it has entered into a definitive agreement to acquire privately held MicroLegend Telecom Systems Inc., an Ottawa, Ontario, Canada-based innovator of advanced signaling system 7 (SS7) telecommunications gateway products. SS7 is the technological basis for such common functions as caller ID, 800/900 service and cellular roaming. Performance Technologies will issue approximately 2,166,000 shares of its common stock to acquire MicroLegend. Based on today's closing price, the transaction is valued at approximately $43.6 million.

The acquisition leverages the expertise and core competencies of both companies in the rapidly growing market for interconnecting SS7 and Internet protocol (IP) telephony networks. SS7/IP interoperability is a critical requirement for next-generation Voice-over-IP networks and existing public-switched telephone networks to manage voice calls and access value-added services across networks. The acquisition also broadens PTI's SS7 product portfolio and strengthens its popular Channel7 SS7 platform by adding support for higher-level applications delivered by PTI customers, including original equipment manufacturers and value-added resellers.

Accounting for the acquisition of MicroLegend as a "pooling of interests," Performance Technologies expects to record a one-time after-tax charge for the expenses associated with the transaction of approximately $1.9 million, or $.14 per share in the fourth quarter. The transaction is subject to various closing conditions and is expected to close on or before December 31, 1999.

"This agreement represents another major step in PTI's strategy to address opportunities in the exploding Internet-driven telecommunications marketplace," said Donald Turrell, president and CEO of Performance Technologies. "PTI and
MicroLegend currently have no overlapping customers or technologies, and this acquisition will significantly enhance our collective capabilities. Together, we now have the opportunity to provide our customers with innovative solutions that capitalize on the switching and signaling technologies of both companies."

"We are very excited about this new relationship. It provides expanded services to our customers and affords growth opportunities for both our employees and investors," said Reg Cable, president of MicroLegend. "Our SS7 and IP software products are an excellent fit with PTI's hardware platforms, creating significant targeted opportunities in the SS7 marketplace."

Performance Technologies, spanning the enterprise and telecommunications integrator markets, is recognized as the premier supplier of wide area networking hardware and protocol-software solutions used by telecom/datacom integrators and original equipment manufacturers worldwide. Its enterprise switching products also provide non-stop LAN switching capabilities in mission-critical application environments, especially for the emerging Internet service providers (ISPs) who demand "'round-the-clock," 24x7 operation.

MicroLegend is the leading global SS7 internetworking provider focusing on major telecommunications carriers and "next-generation" service providers, selling its SS7 signaling gateways, which readily accommodate custom applications and new protocol variants. MicroLegend currently has 44 employees. In its fiscal year ended July 31, 1999, MicroLegend recorded revenue of approximately $5 million, an increase of 88% over its fiscal 1998 revenue.

"As we enter the new millennium, traditional circuit-switched equipment in public telephone networks needs to communicate effectively with packet-switched equipment in data networks worldwide," said Turrell. "As the transition to an `all-packet' network unfolds, the SS7 signaling protocol will be heavily relied upon. PTI and MicroLegend are well prepared for this convergence of traditional voice networks and IP-based data networks, ready to capitalize on the growth of new service-provider offerings such as Voice-over-IP and virtual private networks."

In March 1998, PTI announced a stock repurchase program pursuant to which it allocated up to $5 million to reacquire shares of its common stock. To date, PTI has repurchased approximately 120,000 shares at a cost of $760,000. In connection with the acquisition of MicroLegend and prior to the closing of that transaction, PTI will be repurchasing up to an additional 55,000 shares of its common stock in the open market. After completing that repurchase, PTI will discontinue its current stock repurchase program.

Performance  Technologies,  Inc.  is  headquartered  in  Rochester,  N.Y.,  with regional sales and support facilities near Hartford, Connecticut, Chicago and the United Kingdom, as well as co-located sales and communications software development operations in San Diego, California. PTI designs, manufactures and markets a wide variety of high-performance networking and communications solutions. The company's products target high-performance, mission-critical networking solutions in industries such as telecommunications, data communications, financial services, defense and transportation. PTI is a publicly traded company (NASDAQ: PTIX). Visit PTI's Web site at www.pt.com.

MicroLegend's headquarters is located in Ottawa, with an additional development facility in Raleigh, North Carolina. MicroLegend develops and markets innovative products for telecommunications signaling networks. It specializes in SS7 gateway products that resolve interworking problems between incompatible communications networks. MicroLegend provides signaling interoperability between ANSI SS7, ITU-T C7 and many national variants used in Japan, China, Brazil, Mexico and Europe. The company's customers include telecom equipment manufacturers such as Alcatel and Nortel Networks, wireless and wireline network operating companies such as Aerial Communications, Bell Canada and GTE, innovative IP based telecommunications solutions provider Simplified Telesys and next generation network operators. Visit MicroLegend's Web site at www.microlegend.com.

The statements contained in this press release that are not purely historical are forward-looking statements within the meaning of Section 21E of the Securities and Exchange Act of 1934, as amended, including statements regarding Performance Technologies' expectations, beliefs, intentions or strategies regarding the future. Forward-looking statements include statements regarding the completion of the acquisition of MicroLegend Telecom Systems, the benefits to be derived from the merger of the two companies, the integration of their technologies and product offerings, and future sales to customers. All forward-looking statements included in this document are based upon information available to Performance Technologies as of the date herein, and Performance Technologies assumes no obligation to update any such forward-looking statements. Forward-looking statements involve risks and uncertainties, which could cause actual results to differ materially from those projected. These, and other risks relating to Performance Technologies' business, are set forth in the documents filed by Performance Technologies with the Securities and Exchange Commission, including the Annual Report on Form 10-K, as of December 31, 1998, and the more recent reports on Form 10-Q, and the other reports filed from time to time with the Securities and Exchange Commission.





Exhibit 20.2 Press Release of the Registrant, dated December 13, 1999, announcing the completion of the Registrant's acquisition MicroLegend

Performance Technologies Completes MicroLegend Telecom Systems Purchase



   Acquisition Capitalizes on Complementary Expertise and Capabilities of Both
            Companies in the Exploding Internet-driven Marketplace



ROCHESTER, New York -- December 13, 1999 -- Performance Technologies, Inc. (NASDAQ:PTIX) today announced it has completed the purchase of MicroLegend Telecom Systems Inc., an Ottawa, Ontario-based provider of advanced telecommunications gateway products, finalizing the various closing conditions of the definitive agreement announced by the Company on December 2, 1999. Under the terms of the all-equity acquisition, PTI has issued approximately 2,166,000 shares of its common stock currently valued at approximately $43.6 million.

      "With the consummation of this acquisition, Performance Technologies, in conjunction with the MicroLegend organization, can aggressively proceed on a variety of exciting new opportunities and projects that address the requirements of the exploding telecommunications marketplace, including wireless roaming and Voice over IP," said Donald Turrell, president and CEO of Performance Technologies.

      This acquisition capitalizes on the expertise and unique capabilities of both organizations in the rapidly growing market for interconnecting public switched telephone networks and Internet Protocol (IP) networks. Interoperability is a critical requirement for next-generation Voice-over-IP networks and existing telephone systems to manage voice calls and access value-added services across the combined networks.

      Performance Technologies is recognized as the premier supplier of wide area networking hardware and protocol software solutions used by telecom/datacom integrators and original equipment manufacturers worldwide. Additionally, its enterprise switching products provide non-stop LAN switching capabilities in mission-critical application environments demanding "'round-the-clock" 24x7 operation.

      Performance Technologies, Inc. is headquartered in Rochester, N.Y., with regional sales and support facilities near Hartford, Connecticut, Chicago and the United Kingdom, as well as co-located sales and communications software development operations in San Diego, California. PTI designs, manufactures and markets a wide variety of high-performance networking and communications solutions. The company's products target high-performance, mission-critical networking solutions in industries such as telecommunications, data communications, financial services, defense and transportation. PTI is a publicly traded company (NASDAQ: PTIX). Visit PTI's Web site at www.pt.com.

          MicroLegend  is  the  leading  global  SS7  internetworking   provider
focusing on major telecommunications carriers and "next-generation" service providers. MicroLegend's headquarters is located in Ottawa, Ontario, with an additional development facility in Raleigh, North Carolina. Visit MicroLegend's Web site at www.microlegend.com.